UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2024

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40615	82-4533053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Marine View Plaza, Suite 214
Hoboken, NJ	07030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 436-2161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (par value $0.0001 per share)	QUBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting for Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

On August 20, 2024, Quantum Computing Inc. (the “Company”) received a notice (the “Notice”) from Nasdaq Stock Market LLC (“Nasdaq”) that the Company has failed to satisfy a standard for continued listing, Nasdaq Listing Rule 5250(c)(1), because the Company did not file its Quarterly Report on Form 10-Q for the period ended June 30, 2024, by the due date of August 14, 2024, and because the Company remains delinquent in filing its Form 10-Q for the period ended March 31, 2024.

As previously disclosed, due to the Order of the Securities and Exchange Commission (the “Commission”) permanently barring BF Borgers CPA PC (“BF Borgers”) and Mr. Borgers from appearing or practicing before the Commission as an accountant, on May 3, 2024, the Company dismissed BF Borgers as the Company’s independent registered public accounting firm, at which time work on the Company’s periodic reports was delayed.

The Company has engaged a new independent registered public accounting firm to complete the audit and review of its annual and quarterly financial statements, respectively, as expeditiously as possible, following which the Company will promptly file its Quarterly Reports on Form 10-Q and rectify the existing filing deficiencies. The Company has until September 4, 2024 to provide Nasdaq with an updated plan to regain compliance.

If Nasdaq chooses to accept the Company’s plan, it may grant an exception of up to 180 calendar days, or until December 16, 2024, in which to regain compliance. If Nasdaq does not accept the Company’s plan, the Company would have the opportunity to appeal the decision to a Hearings Panel.

The Notice has no immediate effect on the Nasdaq listing or trading of the Company’s common stock.

This Current Report on Form 8-K is filed to satisfy the obligation under Nasdaq Listing Rule 5810(b) and Item 3.01(a) of Form 8-K that the Company publicly disclose the deficiency.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated August 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM COMPUTING INC.

Date: August 22, 2024	By:	/s/ Christopher Boehmler
Christopher Boehmler
Chief Financial Officer

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